Income Tax - Schedule of Net Taxable Losses Before Income Taxes and its Provision for Income Taxes (Details) - USD ($)	12 Months Ended
	Oct. 31, 2025	Oct. 31, 2024	Oct. 31, 2023
Income Tax Expense (Benefit) [Abstract]
Loss attributed to China	$ (10,191,058)	$ (55,774,506)	$ (4,773,198)
PRC statutory tax rate	25.00%	25.00%	25.00%
Income tax expense at statutory rate	$ (2,547,765)	$ (13,943,627)	$ (1,193,300)
Deferred tax assets not recognized	2,547,765	13,943,627	1,193,300
Income tax expense